FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act 1934

                Date of Report (Date of earliest event reported):

                                January 30, 1998
                          -----------------------------

                              WINDSOR CAPITAL CORP.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                      33-11935                        59-2754843
  ----------                    ----------                       ----------
(State or other              (Commission File                 (I.R.S. Employer
 jurisdiction of                     Number)                    Identification
 incorporation)                                                       No.)

                             350 E. Irving Park Road
                             Roselle, Illinois 60172
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (630) 529-9424
                      ------------------------------------
               (Registrant's telephone number including area code)



                   ------------------------------------------
          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets

         On January 30, 1998, pursuant to an Agreement and Plan of Merger dated January 29, 1998 (the "Merger Agreement"), Windsor Capital Corp. (the "Registrant") acquired all of the business and assets of Boynton Tobacconists, Inc., a privately-held Florida corporation ("Boynton"), and assumed all of Boynton's liabilities. Pursuant to the merger, 1,770,213 shares (valued by the parties at $2.6 million, or $1.46875 per share, based on the contemporaneous market value of the Registrant's common stock) of the Registrant's common stock, par value $0.001 per share, were issued to the former shareholder of Boynton, Mr. Joel A. Wolk, in a private transaction pursuant to Section 4(2) of the Securities Act of 1933, as amended. Additional shares of the Registrant's common stock, up to a maximum of 176,340, may be issued to Mr. Wolk based on a final valuation of certain assets and liabilities of Boynton as of January 30, 1998.

         The acquired business involves the operation of a chain of six specialty retail outlets in South Florida malls under the name "Smoker's Gallery." These outlets specialize in the sale of cigars, pipes and related products and accessories. In connection with the merger, Mr. Wolk and his wife entered into three-year employment agreements with the Registrant, pursuant to which they will serve, on a full time basis, as the Registrant's Chief Operating Officer - Tobacconist Division and Director of Operations - Tobacconist Division, respectively. The terms of the merger were negotiated on an arms length basis by representatives of the constituent corporations.

         The foregoing is merely a summary of certain of the terms of the Merger Agreement and the transactions contemplated therein, and does not purport to be a complete statement of the terms, conditions and provisions thereof. A copy of the Merger Agreement is included as Exhibit 2.1 to this report.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)   Financial Statements of Businesses Acquired:

                These will be provided within 60 days after the filing of this Form 8-K.

         (b)   Pro Forma Financial Information:

                This will be provided within 60 days after the filing of this Form 8-K.



Exhibits:

         2.1 Agreement and Plan of Merger between Windsor Capital Corp. and Boynton Tobacconists, Inc., dated January 29, 1998.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Windsor Capital Corp.

February 13, 1998                             By: /s/ Gary N. Mansfield
                                                  Gary N. Mansfield
                                                  Chief Executive Officer

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                                 EXHIBIT INDEX

EXHIBIT        DESCRIPTION
-------        -----------

  2.1          Agreement and Plan of Merger between Windsor Capital Corp.
               and Boynton Tobaconists, Inc., dated January 29, 1998.